1 Fourth Quarter 2024 Earnings Conference Call January 21, 2025

1 Statements in this presentation which are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”), Peoples’ Quarterly Reports on Form 10-Q for the quarters ended September 30, 2024, June 30, 2024 and March 31, 2024, and Peoples’ earnings release for the quarter ended December 31, 2024 (the “Fourth Quarter Earnings Release”), included in Peoples’ current report on Form 8-K furnished to the Securities and Exchange Commission (“SEC”) on January 21, 2025, each of which is available on the SEC’s website (sec.gov) or at Peoples’ website (peoplesbancorp.com). Peoples expects to file its annual report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”) with the SEC on or about February 27, 2025. As required by U.S. generally excepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of its December 31, 2024, consolidated financial statements as part of its 2024 Form 10-K. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and to revise its financial information from that which is contained in this presentation. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2023 Form 10-K under the section “Risk Factors” in Part I, Item 1A and in the Fourth Quarter Earning Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. Safe Harbor Statement

1 This presentation contains financial information and performance measures determined by methods other than those in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). Management uses these “non-US GAAP” financial measures in its analysis of Peoples’ performance and the efficiency of its operations. Management believes that these non-US GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods and peers. These disclosures should not be viewed as substitutes for financial measures determined in accordance with US GAAP, nor are they necessarily comparable to non-US GAAP performance measures that may be presented by other companies. A reconciliation of these non-US GAAP financial measures to the most directly comparable US GAAP financial measures is included under the caption “Non-US GAAP Financial Measures (Unaudited)” at the end of the Fourth Quarter Earnings Release. Use of Non-US GAAP Financial Measures

2 • Tangible equity to tangible assets improved 68 basis points to 8.01% • Book value and tangible book value per share grew to $31.26 and $19.94, respectively • Improvement in the mix of the loan portfolio, with growth in commercial and industrial reducing commercial real estate as a percent of total loans • Stable levels of criticized loans • Deposit growth of $443 million, or 6% Net income grew to $117.2 million, or $3.31 of diluted earnings per share (“EPS”) for 2024 – Net interest income improved 3% – Net interest margin continued to outperform most peers at 4.21% – Fee-based income growth of 10% – Efficiency ratio of 58.0% 2024 Financial Highlights

3 Loans Balances by Segment 29% 12% 22% 11% 21% 5% Consumer loans Owner occupied commercial real estate Non-owner occupied commercial real estate Specialty finance Commercial and industrial Construction Loan Balances and Yields (Dollars in billions) $1.83 $1.76 $1.69 $1.59 $1.56 $4.33 $4.45 $4.64 $4.69 $4.80 7.12% 7.13% 7.16% 7.27% 7.01% Acquired loans and leases Originated loans and leases Quarterly loan yield 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 – Total loan balances grew 5% annualized compared to September 30, 2024 – At December 31, 2024, 47% of loans were fixed rate, with the remaining 53% at a variable rate Loans

4 North Star Leasing 1.54% 1.65% 6.72% 14.43% 14.49% 14.31% Net Charge-Off Rate Net Yield 2022 2023 2024 – While our North Star Leasing business has experienced higher net charge-off levels, the risk-adjusted return is still within our appetite, and also provides a diversified revenue stream – The historical average net charge-off rate for North Star Leasing in 2019 and prior years was between 4% and 5%, and stimulus funds lowered the net charge-off rate in recent years – The North Star gross portfolio yield (before accounting adjustments) is around 20% – The return on assets for North Star Leasing for the full year of 2024 and 2023 was over 6% – North Star Leasing balances comprised only 3% of the total loan portfolio at December 31, 2024 North Star Leasing North Star Leasing by Segment 18% 11% 9% 8%7% 6% 41% Restaurant Titled - Vocational TItled - Trucking/Trailer/Fleet Brewery/Distillery Heavy Equipment Manufacturing - Production Other

5 Asset Quality Metrics 3.82% 4.14% 3.79% 3.79% 3.80% 1.95% 2.38% 1.90% 2.12% 2.03% 1.01% 1.05% 1.05% 1.06% 1.00% 0.43% 0.50% 0.53% 0.76% 0.53% Criticized loans as a % of total loans Classified loans as a % of total loans Allowance for credit losses as a % of total loans Nonperforming assets as a % of total assets 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 Asset quality metrics improved during the fourth quarter of 2024 – Nonperforming assets declined as a result of reductions in administrative past due leases and premiums received from carriers for Premium Finance past due accounts – Classified loans declined over $4 million compared to September 30, 2024 – Criticized loans were relatively stable compared to the linked quarter-end – As of December 31, 2024, 98.7% of our loan portfolio was considered “current”, compared to 98.5% at September 30, 2024 Asset Quality

6 Net interest income declined 3% compared to the linked quarter, and was attributable to lower accretion income – Accretion income declined $3.2 million – Accretion income added 23 basis points to net interest margin, compared to 39 basis points for the linked quarter – Excluding accretion, net interest margin expanded For the full year of 2024, net interest margin declined compared to 2023, and was driven by the timing of deposit cost increases, primarily due to retail CD promotions Net Interest Income (Dollars in Thousands) $88,369 $88,912 $86,536 $339,374 $348,701 4Q 2023 3Q 2024 4Q 2024 Full Year 2023 Full Year 2024 Quarterly Net Interest Margin ("NIM") 4.53% 4.54% 4.70% 4.44% 4.18% 4.18% 4.27% 4.15% 0.13% 0.24% 0.52% 0.47% 0.32% 0.28% 0.39% 0.23% Net interest margin Accretion impact 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Accretion Income (Dollars in Thousands) $9,347 $8,061 $4,856 $25,169 $25,171 4Q 2023 3Q 2024 4Q 2024 Full Year 2023 Full Year 2024 Net Interest Income

7 Non-interest income grew 1% compared to the linked quarter – Commercial loan swap fee income increased $1 million, coupled with improved bank owned life insurance income, which was partially offset by lower mortgage banking income – Non-interest income included a $1.2 million loss on an other real estate owned property recorded during the fourth quarter of 2024 For the full year of 2024, non-interest income increased 14% – Increases were experienced in nearly all lines – This was impacted by the full year recognition of the Limestone Merger during 2024 (merged April 30, 2023) Non-Interest Income (Dollars in Thousands) $24,134 $24,794 $25,089 $87,413 $99,366 4Q 2023 3Q 2024 4Q 2024 Full Year 2023 Full Year 2024 Non-Interest Income

8 – Core non-interest expense increased 4% compared to the linked quarter – Core non-interest expense was higher for the full year of 2024 due to the larger footprint and ongoing operating costs of the Limestone Merger Core Non-Interest Expense (Dollars in Thousands) $66,413 $66,982 $69,359 $247,641 $273,647 4Q 2023 3Q 2024 4Q 2024 Full Year 2023 Full Year 2024 Non-Core Non-Interest Expense (Dollars in Thousands) $1,276 $(892) $1,144 $18,846 $169 4Q 2023 3Q 2024 4Q 2024 Full Year 2023 Full Year 2024 Efficiency Ratio 56.0% 55.1% 59.6% 58.7% 58.0% 4Q 2023 3Q 2024 4Q 2024 Full Year 2023 Full Year 2024 Efficiency Ratio, Adjusted for Non-Core Expenses 54.9% 55.9% 58.6% 54.4% 57.9% 4Q 2023 3Q 2024 4Q 2024 Full Year 2023 Full Year 2024 Non-Interest Expense

9 Deposit Balances by Segment 20% 14% 25% 12% 10% 12% 7% Non-interest-bearing deposits Interest-bearing demand accounts Retail certificates of deposit Money market deposit accounts Governmental deposit accounts Savings accounts Brokered deposits Deposit Balances and Costs (Dollars in billions) $1.57 $1.47 $1.47 $1.45 $1.51 $5.58 $5.86 $5.83 $6.03 $6.09 1.67% 1.85% 1.94% 2.01% 2.01% Non-interest-bearing deposits Interest-bearing deposits Quarterly deposit cost 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 Fourth quarter 2024 deposits increased $53 million compared to the linked quarter, excluding brokered CDs – Growth in retail CDs and non-interest bearing checking accounts contributed most of the growth – Our brokered CDs grew $59 million, and were used as a lower-cost funding source than Federal Home Loan Bank advances At December 31, 2024, 79% of our deposits were to retail customers (comprised of consumers and small businesses), while the remaining 21% were to commercial customers – Our average retail customer deposit relationship was $26,000 at quarter-end, while our median was around $2,500 Deposits

10 Capital Metrics 11.56% 11.69% 11.74% 11.80% 11.96% 12.37% 12.50% 12.53% 12.59% 12.40% 13.17% 13.40% 13.44% 13.49% 13.59% 9.48% 9.43% 9.56% 9.86% 9.73% 7.33% 7.37% 7.61% 8.25% 8.01% Common equity tier 1 capital ratio Tier 1 risk-based capital ratio Total risk-based capital ratio Leverage ratio Tangible equity to tangible assets 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 We continue to have strong regulatory capital ratios which have benefited from earnings outpacing dividends The tangible equity to tangible assets continues to fluctuate due to changes in accumulated other comprehensive losses Capital

11 A high level look at our expectations for 2025: Operating Leverage – Generating positive operating leverage for 2025, compared to 2024 Net Interest Income – Assuming another 50 basis point rate reduction by the Federal Reserve, spread over the first nine months of 2025, we anticipate our net interest margin to stabilize between 4.00% and 4.20% Non-Interest Income Excluding Gains and Losses – Growth in the mid-to-high single digits compared to 2024 results Non-Interest Expense – Quarterly core non-interest expense of between $69 to $71 million for the second, third and fourth quarters of 2025, with the first quarter of 2025 being higher due to our annual expenses we typically recognize during the first quarter of each year Loans/Asset Quality – Loan growth will be between 4% and 6% for the full year of 2025, compared to 2024 – Provision for credit losses is expected to be at a similar quarterly run rate compared to 2024, with a modest reduction in our net charge-off rate compared to 2024 2025 Outlook